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                           NATURAL HEALTH TRENDS CORP.
                 (A Company existing under the laws of Florida)

                        SUBSCRIPTION AGREEMENT FOR UNITS

TO:       NATURAL HEALTH TRENDS CORP.

AND TO:   SPROTT SECURITIES INC. (THE "AGENT")

The undersigned (the "Buyer") hereby irrevocably subscribes for and agrees to purchase from Natural Health Trends Corp. (the "Company") that number of units of the Company (the "Units") set out below at a price of $12.595 per Unit. Each Unit consists of one share of the common stock of the Company, par value $0.001 per share (a "Common Share") and one Common Share purchase warrant (each whole Common Share purchase warrant a "Warrant"). Such Warrants shall be issued substantially in the form of certificate attached hereto as Exhibit "C". The Buyer agrees to be bound by the terms and conditions set forth in the attached "Terms and Conditions of Subscription for Units" including without limitation the representations, warranties and covenants set forth in the applicable schedules attached thereto. The Buyer further agrees, without limitation, that the Company and the Agent may rely upon the Buyer's representations, warranties and covenants contained in such documents.

                       SUBSCRIPTION AND BUYER INFORMATION

      Please print all information (other than signatures), as applicable, in the space provided below
______________________________________________    ________________________________________________
______________________________________________    Number of Units:________________________________
See Schedule of Buyers attached to Securities
and Purchase Agreement (Exhibit 10.1) for
list of buyers

(Name of Buyer)
Account Reference (if applicable):___________     Aggregate Purchase Price:_______________________
                                                                            (the "Purchase Price")
By: _________________________________________
    Authorized Signature                          ________________________________________________
                                                  If the Buyer is signing as agent for a principal
_____________________________________________     (beneficial purchaser) and is not purchasing as
(Official Capacity or Title - if the              trustee or agent for accounts fully managed by it,
 Buyer is not an individual)                      complete the following:

______________________________________________    ________________________________________________
(Name of individual whose signature appears       (Name of Principal)
above if different than the name of the
subscriber printed above.)

______________________________________________    ________________________________________________
(Buyer's Address, including Province)             (Principal's Address)

______________________________________________    ________________________________________________
(Telephone Number)         (Facsimile Number)

E-Mail:______________________________________
______________________________________________    ________________________________________________


______________________________________________    ________________________________________________

Account Registration Information:                 Delivery Instructions as set forth below:
---------------------------------                 -----------------------------------------

______________________________________________    [ ]  Same as registered address, or
(Name)

______________________________________________    ________________________________________________
(Account Reference, if applicable)                (Name)

______________________________________________    ________________________________________________
(Address, including Postal Code)                  (Account Reference, if applicable)

______________________________________________    ________________________________________________
                                                  (Address)

______________________________________________    ________________________________________________
                                                  (Contact Name and Telephone Number)

______________________________________________    ________________________________________________
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

                    TERMS AND CONDITIONS OF SUBSCRIPTION FOR
                                      UNITS

                           ARTICLE 1 - INTERPRETATION

1.1      Definitions

         Whenever used in this Subscription Agreement, unless there is something in the subject matter or context inconsistent therewith, the following words and phrases shall have the respective meanings ascribed to it as follows:

"1933 Act" means the United States Securities Act of 1933, as amended.

"Agent" means collectively, Sprott Securities Inc. and Sprott Securities (USA) Limited and, where applicable in the context, either one of them.

"Business Day" means a day other than a Saturday, Sunday or any other day on which the commercial banks located in the City of New York are not open for business.

"Buyer" means the subscriber for Units as set out on the face page of this Subscription Agreement.

"Closing" shall have the meaning ascribed to such term in Section 4.1.

"Closing Date" shall have the meaning ascribed to such term in Section 4.1.

"Closing Time" shall have the meaning ascribed to such term in Section 4.1.

"Common Share" or "share of Common Stock" means one share of the common stock of the Company, par value $0.0001 per share.

"Control Person" means a person, company or combination of persons or companies described in clause (c) of the definition of "distribution" in subsection 1(1) of the Securities Act (Ontario).

"Company" means Natural Health Trends Corp. and includes any successor corporation to or of the Company.

"Expiration Date" means October 6, 2009, being the date after which the Warrants shall be void and of no further effect.

"Offering" means the offering of Units pursuant to this Subscription Agreement.

"person or Person" means any individual (whether acting as an executor, trustee administrator, legal representative or otherwise), corporation, firm, partnership, sole proprietorship, syndicate, joint venture, trustee, trust, unincorporated organization or association, and pronouns have a similar extended meaning.

"Purchase Price" shall have the meaning ascribed to such term on the face page of this Subscription Agreement.

"Regulation D" means Regulation D pursuant to the 1933 Act.

"SEC" means the United States Securities and Exchange Commission.

"Securities" means the Common Shares and Warrants offered hereunder.

"Securities Laws" means, as applicable, the securities laws, regulations, rules, rulings and orders in each of the provinces of Canada, the applicable policy statements issued by the securities regulators in each of the provinces of Canada and by the SEC.

"Subscription Agreement" means this subscription agreement (including any schedules hereto) and any instrument amending this Subscription Agreement; "hereof", "hereto", "hereunder", "herein" and similar expressions mean and refer to this Subscription Agreement and not to a particular Article or Section; and the expression "Article" or "Section" followed by a number means and refers to the specified Article or Section of this Subscription Agreement.

"United States" means the United Stated of America, its territories and possessions, any State of the United States and the District of Columbia.

"Units" shall have the meaning ascribed to such term on the face page of this Subscription Agreement.

"U.S. Person" as that term is defined in Rule 902(k) of Regulation S under the 1933 Act.

"Warrant Certificates" means the certificates representing the Warrants issued by the Company.

"Warrants" shall have the meaning ascribed to such term on the face page of this Subscription Agreement.

"Warrant Shares" means the Common Shares issuable upon the exercise of the Warrants.

1.2      Gender and Number

         Words importing the singular number only shall include the plural and vice versa, words importing the masculine gender shall include the feminine gender and words importing persons shall include firms and corporations and vice versa.

1.3      Currency

         Unless otherwise specified, all dollar amounts in this Subscription Agreement, including the symbol "$", are expressed in U.S. dollars.

1.4      Subdivisions, Headings and Table of Contents

         The division of this Subscription Agreement into Articles, Sections, Schedules and other subdivisions, the inclusion of headings and the provision of a table of contents are for convenience of reference only and shall not affect the construction or interpretation of this Subscription Agreement. The headings in this Subscription Agreement are not intended to be full or precise descriptions of the text to which they refer. Unless something in the subject matter or context is inconsistent therewith, references herein to an Article, Section, Subsection, paragraph, clause or Schedule are to the applicable article, section, subsection, paragraph, clause or schedule of this Subscription Agreement.

                       ARTICLE 2 - EXHIBITS AND SCHEDULES

2.1      Description of Exhibits

         The following are the Exhibits attached to and incorporated in this Subscription Agreement by reference and deemed to be a part hereof:

         Exhibit  "A"     -    Certificate of an Accredited Investor (Ontario)
         Exhibit  "B"     -    Certificate of an Eligible Purchaser
         Exhibit  "C"     -    Form of Warrant Certificate
         Exhibit  "D"     -    Registration Rights Agreement
         Exhibit  "E"     -    Form of Irrevocable Transfer Agent Instructions
         Exhibit  "F"     -    Form of Company Counsel Opinion

2.2      Description of Schedules

         The following are the Schedules attached to and incorporated in this Subscription Agreement by reference and deemed to be a part hereof:

         Schedule 5.1(a) Subsidiaries
         Schedule 5.1(e) Consents
         Schedule 5.1(j) Absence of Certain Changes
         Schedule 5.1(l) Conduct of Business; Regulatory Permits
         Schedule 5.1(o) Transactions with Affiliates
         Schedule 5.1(p) Capitalization
         Schedule 5.1(q) Indebtedness and Other Contracts
         Schedule 5.1(r) Litigation
         Schedule 5.1(s) Title
         Schedule 5.1(t) Intellectual Property

                  ARTICLE 3 - SUBSCRIPTION AND DESCRIPTION OF
                                      UNITS

3.1      Subscription for the Units

         The Buyer hereby confirms its irrevocable subscription for an offer to purchase the Units from the Company, on and subject to the terms and conditions set out in this Subscription Agreement, for the Purchase Price which is payable as described in Article 4.

3.2      Description of Units

         Each Unit consists of one Common Share and one Warrant. Each Warrant shall entitle the holder thereof to acquire one Warrant Share at a price of $12.47 until the Expiration Date.

3.3      Acceptance and Rejection of Subscription by the Company

         The Buyer acknowledges and agrees that the Company reserves the right, in its absolute discretion, to reject this subscription for Units, in whole or in part, at any time prior to the Closing Time. If this subscription is rejected in whole, any cheques or other forms of payment delivered to the Agent representing the Purchase Price will be promptly returned to the Buyer without interest or deduction. If this subscription is accepted only in part, a cheque representing any refund of the Purchase Price for that portion of the subscription for the Units which is not accepted, will be promptly delivered to the Buyer without interest or deduction.

                              ARTICLE 4 - CLOSING

4.1      Closing

         Delivery and sale of the Units and payment of the Purchase Price will be completed (the "Closing") concurrently at the offices of Brown Rudnick Berlack Israels LLP, 120 West 45th Street, New York, New York 10036 at 4 p.m. (New York time) (the "Closing Time") on October 6, 2004 or such other place or date or time as the Company and the Agent may agree (the "Closing Date"). If, prior to the Closing Time, the terms and conditions contained in this Subscription Agreement have been complied with to the satisfaction of the Agent, or waived by it, the Agent shall deliver to the Company all completed Subscription Agreements and payment of the aggregate Purchase Price for all of the Units sold against delivery by the Company of certificates representing the Common Shares and Warrants and such other documentation as may be required pursuant to the Subscription Agreement.

         If, prior to the Closing Time, the terms and conditions contained in this Subscription Agreement (other than delivery by the Company to the Buyer of certificates representing the Common Shares and Warrants) have not been complied with to the satisfaction of the Agent, or waived by it, the Agent, the Company and the Buyer will have no further obligations under this Subscription Agreement.

4.2      Conditions of Closing

         The Buyer acknowledges and agrees that the obligations of the Company hereunder are conditional on the accuracy of the representations and warranties of the Buyer contained in this Subscription Agreement as of the date of this Subscription Agreement, and as of the Closing Time as if made at and as of the Closing Time, and the fulfillment of the following additional conditions as soon as possible and in any event not later than the Closing Time:

         (a) payment by the Buyer of the Purchase Price by certified cheque, bank draft or other acceptable electronic means in U.S. dollars payable to "Sprott Securities Inc.";

         (b) the Buyer having properly completed, signed and delivered this Subscription Agreement to:

                             Sprott Securities Inc.
                             Royal Bank Plaza
                             South Tower, Suite 2750
                             200 Bay Street
                             Toronto, Ontario  M5J 2J2

                             Attention:  Susan Samila-Moroz
                             Fax:        (416) 943-6496

         (c) the Buyer having properly completed, signed and delivered one of either Exhibit "B", "C" or "D", as applicable:

                  (i) ALL ONTARIO BUYERS WHO ARE SUBSCRIBING AS "ACCREDITED INVESTORS"

                           if the Buyer is resident in Ontario or otherwise subject to the Securities Laws in the Province of Ontario, a duly completed and executed certificate as set forth in Exhibit "A" evidencing the Buyer's status as an accredited investor; and

                  (ii)     ALL QUEBEC BUYERS AND OTHER ELIGIBLE PURCHASERS

                           if the Buyer is resident in the Province of Quebec or is otherwise eligible to purchase the Units, a duly completed and executed certificate as set forth in Exhibit "B" evidencing the Buyer's (and, if the Buyer is acting as agent for another person, such person's) status as an eligible purchaser;

4.3      Authorization of the Agent

         The Buyer irrevocably authorizes the Agent in its discretion, to act as the Buyer's representative at the Closing, and hereby appoints the Agent, with full power of substitution, as its true and lawful attorney with full power and authority in the Buyer's place and stead:

         (a) to receive certificates representing the Common Shares and Warrants, to execute in the Buyer's name and on its behalf all closing receipts and required documents, to complete and correct any errors or omissions in any form or document provided by the Buyer in connection with the subscription for the Units and to exercise any rights of termination contained herein;

         (b) to extend such time periods and to waive, in whole or in part, any representations, warranties, covenants or conditions for the Buyer's benefit contained in this Subscription Agreement or any ancillary or related document;

         (c) to terminate this Subscription Agreement if any condition precedent is not satisfied, in such manner and on such terms and conditions as the Agent in its sole discretion may determine; and

         (d) without limiting the generality of the foregoing, to negotiate, settle, execute, deliver and amend the Registration Rights Agreement and the form of Warrant Certificate.

    ARTICLE 5 - REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE CORPORATION

5.1      Representations and Warranties of the Company

         The Company acknowledges and agrees that the obligations of the Buyer hereunder are conditional on the accuracy of the representations and warranties of the Company contained in this Subscription Agreement as of the date of this Subscription Agreement, and as of the Closing Time as if made at and as of the Closing Time, and the fulfillment of the following additional conditions as soon as possible and in any event not later than the Closing Time:

         (a) Organization and Qualification. The Company and its "Subsidiaries" (which for purposes of this Agreement means any entity in which the Company, directly or indirectly, owns capital stock or holds an equity or similar interest) are corporations duly organized and validly existing in good standing under the laws of the jurisdiction in which they are incorporated, and have the requisite corporate power and authorization to own their properties and to carry on their business as now being conducted. Each of the Company and its Subsidiaries is duly qualified as a foreign corporation to do business and is in good standing in every jurisdiction in which its ownership of property or the nature of the business conducted by it makes such qualification necessary, except to the extent that the failure to be so qualified or be in good standing would not have a Material Adverse Effect. As used in this Agreement, "Material Adverse Effect" means any material adverse effect on the business, properties, assets, operations, results of operations, condition (financial or otherwise) or prospects of the Company and its Subsidiaries, taken as a whole, or on the transactions contemplated hereby and the other Transaction Documents or by the agreements and instruments to be entered into in connection herewith or therewith, or on the authority or ability of the Company to perform its obligations under the Transaction Documents (as defined below). The Company has no Subsidiaries except as set forth on Schedule 5.1(a).

         (b) Authorization; Enforcement; Validity. The Company has the requisite corporate power and authority to enter into and perform its obligations under this Agreement, the Warrant, the Registration Rights Agreement, the Irrevocable Transfer Agent Instructions (as defined in Section 7(c)) and each of the other agreements entered into by the parties hereto in connection with the transactions contemplated by this Agreement (collectively, the "Transaction Documents") and to issue the Securities in accordance with the terms hereof and thereof. The execution and delivery of the Transaction Documents by the Company and the consummation by the Company of the transactions contemplated hereby and thereby, including, without limitation, the issuance of the Common Shares, the Warrants and the reservation for issuance and the issuance of the Warrant Shares issuable upon exercise thereof, have been duly authorized by the Company's Board of Directors and no further consent or authorization is required by the Company, its Board of Directors or its stockholders. This Agreement and the other Transaction Documents of even date herewith have been duly executed and delivered by the Company, and constitute the legal, valid and binding obligations of the Company enforceable against the Company in accordance with their respective terms, except as such enforceability may be limited by general principles of equity or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally, the enforcement of applicable creditors' rights and remedies. As of the Closing, the Transaction Documents dated after the date hereof and required to have been executed and delivered shall have been duly executed and delivered by the Company, and shall constitute the legal, valid and binding obligations of the Company enforceable against the Company in accordance with their respective terms, except as such enforceability may be limited by general principles of equity or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally, the enforcement of applicable creditor's rights and remedies.

         (c) Issuance of Securities. The Units are duly authorized and, upon issuance in accordance with the terms hereof, shall be free from all taxes, liens and charges with respect to the issue thereof. As of the Closing, a number of shares of Common Stock shall have been duly authorized and reserved for issuance which equals the number of shares of Common Stock issuable upon exercise of the Warrants to be issued at the Closing. Upon exercise of the Warrants, the Warrant Shares will be validly issued, fully paid and nonassessable and free from all taxes, liens and charges with respect to the issue thereof, with the holders being entitled to all rights accorded to a holder of Common Stock. The issuance by the Company of the Securities is exempt from registration under the 1933 Act.

         (d) No Conflicts. The execution, delivery and performance of the Transaction Documents by the Company and the consummation by the Company of the transactions contemplated hereby and thereby will not (i) result in a violation of the Articles of Incorporation, any certificate of designations, preferences and rights of any outstanding series of preferred stock or bylaws of the Company or any of its Subsidiaries or (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, material agreement, indenture or instrument to which the Company or any of its Subsidiaries is a party, or (iii) result in a violation of any law, rule, regulation, order, judgment or decree (including federal and state securities laws and regulations and the rules and regulations of The Nasdaq OTC Bulletin Board (the "Principal Market")) applicable to the Company or any of its Subsidiaries or by which any property or asset of the Company or any of its Subsidiaries is bound or affected.

         (e) Consents. Except as disclosed in Schedule 5.1(e), the Company is not required to obtain any consent, authorization or order of, or make any filing or registration with, any court, governmental agency or any regulatory or self-regulatory agency or any other Person in order for it to execute, deliver or perform any of its obligations under or contemplated by the Transaction Documents, in each case in accordance with the terms hereof or thereof. All consents, authorizations, orders, filings and registrations which the Company is required to obtain pursuant to the preceding sentence have been obtained or effected on or prior to the Closing Date, and the Company and its Subsidiaries are unaware of any facts or circumstances which might prevent the Company from obtaining or effecting any of the registration, application or filings pursuant to the preceding sentence. The Company is not in violation of the listing requirements of the Principal Market and has no knowledge of any facts which would reasonably lead to delisting or suspension of the Common Stock in the foreseeable future.

         (f) Acknowledgment Regarding Buyer's Purchase of Securities. The Company acknowledges and agrees that each Buyer is acting solely in the capacity of arm's length purchaser with respect to the Transaction Documents and the transactions contemplated hereby and thereby and that to the Company's knowledge no Buyer is (i) an officer or director of the Company, (ii) an "affiliate" of the Company (as defined in Rule 144) or (iii) a "beneficial owner" of more than 10% of the Common Stock (as defined for purposes of Rule 13d-3 of the Securities Exchange Act of 1934, as amended (the "1934 Act")). The Company further acknowledges that no Buyer is acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to the Transaction Documents and the transactions contemplated hereby and thereby, and any advice given by a Buyer or any of its representatives or agents in connection with the Transaction Documents and the transactions contemplated hereby and thereby is merely incidental to such Buyer's purchase of the Securities. The Company further represents to each Buyer that the Company's decision to enter into the Transaction Documents has been based solely on the independent evaluation by the Company and its representatives.

         (g) No General Solicitation; Placement Agent's Fees. Neither the Company, nor any of its affiliates, nor any Person acting on its or their behalf, has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D) in connection with the offer or sale of the Securities. The Company shall be responsible for the payment of any placement agent's fees, financial advisory fees, or brokers' commissions (other than for persons engaged by any Buyer or its investment advisor) relating to or arising out of the transactions contemplated hereby. The Company shall pay, and hold each Buyer harmless against, any liability, loss or expense (including, without limitation, attorney's fees and out-of-pocket expenses) arising in connection with any such claim. The Company acknowledges that it has engaged Avondale Partners, LLC and Sprott Securities (USA) Limited as placement agents in connection with the sale of the Units. Other than the such agents or their affiliates, the Company has not engaged any placement agent or other agent in connection with the sale of the Units.

         (h) No Integrated Offering. None of the Company, its Subsidiaries, any of their affiliates, and any Person acting on their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would require registration of any of the Securities under the 1933 Act or cause this offering of the Securities to be integrated with prior offerings by the Company for purposes of the 1933 Act or any applicable stockholder approval provisions, including, without limitation, under the rules and regulations of any exchange or automated quotation system on which any of the securities of the Company are listed or designated. None of the Company, its Subsidiaries, their affiliates and any Person acting on their behalf will take any action or steps referred to in the preceding sentence that would require registration of any of the Securities under the 1933 Act or cause the offering of the Securities to be integrated with other offerings.

         (i) SEC Documents; Financial Statements. Since December 31, 2003, the Company has filed all reports, schedules, forms, statements and other documents required to be filed by it with the SEC pursuant to the reporting requirements of the 1934 Act (all of the foregoing filed prior to the date hereof, or in connection with any Closing subsequent to the date hereof, filed prior to the date of such Closing, and all exhibits included therein and financial statements and schedules thereto and documents incorporated by reference therein being hereinafter referred to as the "SEC Documents"). The

Company has delivered to the Buyers or their respective representatives true, correct and complete copies of the SEC Documents not available on the EDGAR system. As of their respective dates, the SEC Documents complied in all material respects with the requirements of the 1934 Act and the rules and regulations of the SEC promulgated thereunder applicable to the SEC Documents, and none of the SEC Documents, at the time they were filed with the SEC, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. As of their respective dates, the financial statements of the Company included in the SEC Documents complied as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto. Such financial statements have been prepared in accordance with generally accepted accounting principles, consistently applied, during the periods involved (except (i) as may be otherwise indicated in such financial statements or the notes thereto, or (ii) in the case of unaudited interim statements, to the extent they may exclude footnotes or may be condensed or summary statements) and fairly present in all material respects the financial position of the Company as of the dates thereof and the results of its operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments). No other information provided by or on behalf of the Company to the Buyers which is not included in the SEC Documents, including, without limitation, information referred to in Section 6.1(q) of this Agreement, contains any untrue statement of a material fact or omits to state any material fact necessary in order to make the statements therein, in the light of the circumstance under which they are or were made, not misleading.

         (j) Absence of Certain Changes. Except as disclosed in Schedule 5.1(j), since December 31, 2003, there has been no material adverse change and no material adverse development in the business, properties, operations, condition (financial or otherwise), results of operations or prospects of the Company or its Subsidiaries. Since December 31, 2003, the Company has not (i) declared or paid any dividends, (ii) sold any assets, individually or in the aggregate, in excess of $250,000 outside of the ordinary course of business or
(iii) had capital expenditures, individually or in the aggregate, in excess of $250,000. The Company has not taken any steps to seek protection pursuant to any bankruptcy law nor does the Company have any knowledge or reason to believe that its creditors intend to initiate involuntary bankruptcy proceedings or any actual knowledge of any fact which would reasonably lead a creditor to do so. The Company is not as of the date hereof, and after giving effect to the transactions contemplated hereby to occur at each Closing will not be, Insolvent (as defined below). For purposes of this Section 3(j), "Insolvent" means (i) the present fair saleable value of the Company's assets is less than the amount required to pay the Company's total Indebtedness (as defined in Section 5.1(q)),
(ii) the Company is unable to pay its debts and liabilities, subordinated, contingent or otherwise, as such debts and liabilities become absolute and matured, (iii) the Company intends to incur or believes that it will incur debts that would be beyond its ability to pay as such debts mature or (iv) the Company has unreasonably small capital with which to conduct the business in which it is engaged as such business is now conducted and is proposed to be conducted.

         (k) No Undisclosed Events, Liabilities, Developments or Circumstances. No event, liability, development or circumstance has occurred or exists, or is contemplated to occur with respect to the Company or its Subsidiaries or their respective business, properties, prospects, operations or financial condition, that would be required to be disclosed by the Company under applicable securities laws on a registration statement on Form S-1 filed with the SEC relating to an issuance and sale by the Company of its Common Stock and which has not been publicly announced.

         (l) Conduct of Business; Regulatory Permits. Neither the Company nor its Subsidiaries is in violation of any term of or in default under its Articles of Incorporation, any Certificate of Designations, Preferences and Rights of any outstanding series of preferred stock of the Company or Bylaws or their organizational charter or bylaws, respectively. Except as disclosed in
Schedule 5.1(l), neither the Company nor any of its Subsidiaries is in violation of any judgment, decree or order or any statute, ordinance, rule or regulation applicable to the Company or its Subsidiaries, and neither the Company nor any of its Subsidiaries will conduct its business in violation of any of the foregoing, except for possible violations which would not, individually or in the aggregate, have a Material Adverse Effect. The Company and its Subsidiaries possess all certificates, authorizations and permits issued by the appropriate federal, state or foreign regulatory authorities necessary to conduct their respective businesses, except where the failure to possess such certificates, authorizations or permits would not have, individually or in the aggregate, a Material Adverse Effect, and neither the Company nor any such Subsidiary has received any notice of proceedings relating to the revocation or modification of any such certificate, authorization or permit.

         (m) Foreign Corrupt Practices. Neither the Company, nor any of its Subsidiaries, nor any director, officer, agent, employee or other Person acting on behalf of the Company or any of its Subsidiaries has, in the course of its actions for, or on behalf of, the Company (i) used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expenses relating to political activity; (ii) made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds; (iii) violated or is in violation of any provision of the U.S. Foreign Corrupt Practices Act of 1977, as amended; or (iv) made any unlawful bribe, rebate, payoff, influence payment, kickback or other unlawful payment to any foreign or domestic government official or employee.

         (n) Sarbanes-Oxley Act. The Company is in compliance with any and all applicable requirements of the Sarbanes-Oxley Act of 2002 that are effective as of the date hereof, and any and all applicable rules and regulations promulgated by the SEC thereunder that are effective as of the date hereof, except where such noncompliance would not have, individually or in the aggregate, a Material Adverse Effect.

         (o) Transactions With Affiliates. Except as set forth on Schedule 5.1(o) and in the SEC Documents filed at least ten days prior to the date hereof and other than the grant of stock options disclosed on Schedule 5.1(p), none of the officers, directors or employees of the Company is presently a party to any transaction with the Company or any of its Subsidiaries (other than for ordinary course services as employees, officers or directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any such officer, director or employee or, to the knowledge of the Company, any corporation, partnership, trust or other entity in which any such officer, director, or employee has a substantial interest or is an officer, director, trustee or partner.

         (p) Equity Capitalization. As of the date hereof, the authorized capital stock of the Company consists of (x) 500,000,000 shares of Common Stock, of which as of the date hereof, 5,449,869 are issued and outstanding, 1,225,000 shares are reserved for issuance pursuant to the Company's stock option and purchase plans and 1,200,000 shares are reserved for issuance pursuant to securities (other than the Warrants) exercisable or exchangeable for, or convertible into, shares of Common Stock, and (y) 1,500,000 shares of preferred stock, of which as of the date hereof, none are issued and outstanding. All of such outstanding shares have been, or upon issuance will be, validly issued and are fully paid and nonassessable. Except as disclosed in Schedule 5.1(p): (i) no shares of the Company's capital stock are subject to preemptive rights or any other similar rights or any liens or encumbrances suffered or permitted by the Company; (ii) there are no outstanding options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, or exercisable or exchangeable for, any shares of capital stock of the Company or any of its Subsidiaries, or contracts, commitments, understandings or arrangements by which the Company or any of its Subsidiaries is or may become bound to issue additional shares of capital stock of the Company or any of its Subsidiaries or options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, or exercisable or exchangeable for, any shares of capital stock of the Company or any of its Subsidiaries; (iii) there are no outstanding debt securities, notes, credit agreements, credit facilities or other agreements, documents or instruments evidencing Indebtedness of the Company or any of its Subsidiaries or by which the Company or any of its Subsidiaries is or may become bound; (iv) there are no financing statements securing obligations in any material amounts, either singly or in the aggregate, filed in connection with the Company; (v) there are no agreements or arrangements under which the Company or any of its Subsidiaries is obligated to register the sale of any of their securities under the 1933 Act (except the Registration Rights Agreement); (vi) there are no outstanding securities or instruments of the Company or any of its Subsidiaries which contain any redemption or similar provisions, and there are no contracts, commitments, understandings or arrangements by which the Company or any of its Subsidiaries is or may become bound to redeem a security of the Company or any of its Subsidiaries; (vii) there are no securities or instruments containing anti-dilution or similar provisions that will be triggered by the issuance of the Securities; (viii) the Company does not have any stock appreciation rights or "phantom stock" plans or agreements or any similar plan or agreement; and
(ix) the Company and its Subsidiaries have no liabilities or obligations required to be disclosed in the SEC Documents but not so disclosed in the SEC Documents, other than those incurred in the ordinary course of the Company's or its Subsidiaries' respective businesses and which, individually or in the aggregate, do not or would not have a Material Adverse Effect. The Company has furnished to the Buyer true, correct and complete copies of the Company's Articles of Incorporation, as amended and as in effect on the date hereof (the "Articles of Incorporation"), and the Company's Bylaws, as amended and as in effect on the date hereof (the "Bylaws"), and the terms of all securities convertible into, or exercisable or exchangeable for, Common Shares and the material rights of the holders thereof in respect thereto.

         (q)      Indebtedness and Other Contracts. Except as disclosed in
Schedule 5.1(q), neither the Company nor any of its Subsidiaries (i) has any outstanding Indebtedness, (ii) is a party to any contract, agreement or instrument, the violation of which, or default under which, by the other party(ies) to such contract, agreement or instrument would result in a Material Adverse Effect, (iii) is in violation of any term of or in default under any contract, agreement or instrument relating to any Indebtedness, except where such violations and defaults would not result, individually or in the aggregate, in a Material Adverse Effect, or (iv) is a party to any contract, agreement or instrument relating to any Indebtedness, the performance of which, in the judgment of the Company's officers, has or is expected to have a Material Adverse Effect. Schedule 5.1(q) provides a detailed description of the material terms of any such outstanding Indebtedness. For purposes of this Agreement: (x) "Indebtedness" of any Person means, without duplication (A) all indebtedness for borrowed money, (B) all obligations issued, undertaken or assumed as the deferred purchase price of property or services (other than trade payables entered into in the ordinary course of business), (C) all reimbursement or payment obligations with respect to letters of credit, surety bonds and other similar instruments, (D) all obligations evidenced by notes, bonds, debentures or similar instruments, including obligations so evidenced incurred in connection with the acquisition of property, assets or businesses, (E) all indebtedness created or arising under any conditional sale or other title retention agreement, or incurred as financing, in either case with respect to any property or assets acquired with the proceeds of such indebtedness (even though the rights and remedies of the seller or bank under such agreement in the event of default are limited to repossession or sale of such property), (F) all monetary obligations under any leasing or similar arrangement which, in connection with generally accepted accounting principles, consistently applied for the periods covered thereby, is classified as a capital lease, (G) all indebtedness referred to in clauses (A) through (F) above secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any mortgage, lien, pledge, charge, security interest or other encumbrance upon or in any property or assets (including accounts and contract rights) owned by any Person, even though the Person which owns such assets or property has not assumed or become liable for the payment of such indebtedness, and (H) all Contingent Obligations in respect of indebtedness or obligations of others of the kinds referred to in clauses (A) through (G) above; (y) "Contingent Obligation" means, as to any Person, any direct or indirect liability, contingent or otherwise, of that Person with respect to any indebtedness, lease, dividend or other obligation of another Person if the primary purpose or intent of the Person incurring such liability, or the primary effect thereof, is to provide assurance to the obligee of such liability that such liability will be paid or discharged, or that any agreements relating thereto will be complied with, or that the holders of such liability will be protected (in whole or in part) against loss with respect thereto; and (z) "Person" means an individual, a limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization and a government or any department or agency thereof.

         (r) Absence of Litigation. Except for the pending investigation by The Nasdaq Stock Market in connection with the Company's listing application, there is no action, suit, proceeding, inquiry or investigation before or by the Principal Market, any court, public board, government agency, self-regulatory organization or body pending or, to the knowledge of the Company, threatened against or affecting the Company, the Common Stock or any of the Company's Subsidiaries or any of the Company's or the Company's Subsidiaries' officers or directors in their capacities as such, except as set forth in Schedule 5.1(r).

         (s) Title. The Company and its Subsidiaries have good and marketable title in fee simple to all real property and good and marketable title to all personal property owned by them which is material to the business of the Company and its Subsidiaries, in each case free and clear of all liens, encumbrances and defects except such as are described in Schedule 5.1(s) or such as do not materially affect the value of such property and do not interfere with the use made and proposed to be made of such property by the Company and any of its Subsidiaries. Any real property and facilities held under lease by the Company and any of its Subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and buildings by the Company and its Subsidiaries.

         (t) Intellectual Property Rights. Except as set forth in Schedule 3(t), the Company and its Subsidiaries own or possess adequate rights or licenses to use all trademarks, trade names, service marks, service mark registrations, service names, patents, patent rights, copyrights, inventions, licenses, approvals, governmental authorizations, trade secrets and other intellectual property rights ("Intellectual Property Rights") necessary to conduct their respective businesses as now conducted. Except as set forth in
Schedule 5.1(t), none of the Company's Intellectual Property Rights have expired or terminated, or are expected to expire or terminate, within three years from the date of this Agreement. The Company does not have any knowledge of any infringement by the Company or its Subsidiaries of Intellectual Property Rights of others. Except as set forth in Schedule 5.1(t), there is no claim, action or proceeding being made or brought, or to the knowledge of the Company, being threatened, against the Company or its Subsidiaries regarding its Intellectual Property Rights. The Company is unaware of any facts or circumstances which might give rise to any of the foregoing infringements or claims, actions or proceedings. The Company and its Subsidiaries have taken reasonable security measures to protect the secrecy, confidentiality and value of all of their intellectual properties.

         (u) Environmental Laws. The Company and its Subsidiaries (i) are in compliance with any and all Environmental Laws (as hereinafter defined), (ii) have received all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses and (iii) are in compliance with all terms and conditions of any such permit, license or approval where, in each of the foregoing clauses (i), (ii) and (iii), the failure to so comply could be reasonably expected to have, individually or in the aggregate, a Material Adverse Effect. The term "Environmental Laws" means all federal, state, local or foreign laws relating to pollution or protection of human health or the environment (including, without limitation, ambient air, surface water, groundwater, land surface or subsurface strata), including, without limitation, laws relating to emissions, discharges, releases or threatened releases of chemicals, pollutants, contaminants, or toxic or hazardous substances or wastes (collectively, "Hazardous Materials") into the environment, or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous

Materials, as well as all authorizations, codes, decrees, demands or demand letters, injunctions, judgments, licenses, notices or notice letters, orders, permits, plans or regulations issued, entered, promulgated or approved thereunder.

         (v) Subsidiary Rights. The Company or one of its Subsidiaries has the unrestricted right to vote, and (subject to limitations imposed by applicable law) to receive dividends and distributions on, all capital securities of its material Subsidiaries as owned by the Company or such Subsidiary.

         (w) Tax Status. The Company and each of its Subsidiaries (i) has made or filed all federal and state income and all other tax returns, reports and declarations required by any jurisdiction to which it is subject, (ii) has paid all taxes and other governmental assessments and charges that are material in amount, shown or determined to be due on such returns, reports and declarations, except those being contested in good faith and (iii) has set aside on its books provision reasonably adequate for the payment of all taxes for periods subsequent to the periods to which such returns, reports or declarations apply. There are no unpaid taxes in any material amount claimed to be due by the taxing authority of any jurisdiction, and the officers of the Company know of no basis for any such claim.

         (x) Internal Accounting and Disclosure Controls. The Company and each of its Subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset and liability accountability, (iii) access to assets or incurrence of liabilities is permitted only in accordance with management's general or specific authorization and (iv) the recorded accountability for assets and liabilities is compared with the existing assets and liabilities at reasonable intervals and appropriate action is taken with respect to any difference. The Company maintains disclosure controls and procedures (as such term is defined in Rule 13a-14 under the 1934 Act) that are effective in ensuring that information required to be disclosed by the Company in the reports that it files or submits under the 1934 Act is recorded, processed, summarized and reported, within the time periods specified in the rules and forms of the SEC, including, without limitation, controls and procedures designed to ensure that information required to be disclosed by the Company in the reports that it files or submits under the 1934 Act is accumulated and communicated to the Company's management, including its principal executive officer or officers and its principal financial officer or officers, as appropriate, to allow timely decisions regarding required disclosure.

5.2      Covenants of the Company

         (a) Form D and Blue Sky. The Company agrees to file a Form D with respect to the Securities as required under Regulation D. The Company, on or before the Closing Date, shall take such action as the Company shall reasonably determine is necessary in order to obtain an exemption for or to qualify the Units for sale to the Buyers at the Closing pursuant to this Agreement under applicable securities or "Blue Sky" laws of the states of the United States (or to obtain an exemption from such qualification), and shall provide evidence of any such action so taken to the Buyers on or prior to the Closing Date. The Company shall make all filings and reports relating to the offer and sale of the Securities required under applicable securities or "Blue Sky" laws of the states of the United States following the Closing Date.

         (b) Reporting Status. Until the date on which the Investors (as defined in the Registration Rights Agreement) shall have sold all the Warrant Shares and none of the Warrants is outstanding (the "Reporting Period"), the Company shall file all reports required to be filed with the SEC pursuant to the 1934 Act, and the Company shall not terminate its status as an issuer required to file reports under the 1934 Act even if the 1934 Act or the rules and regulations thereunder would otherwise permit such termination.

         (c) Use of Proceeds. The Company will use the proceeds from the sale of the Securities for working capital purposes and not for the (i) repayment of any outstanding Indebtedness of the Company or any of its Subsidiaries or (ii) redemption or repurchase of any of its equity securities.

         (d) Financial Information. The Company agrees to send the following to each Investor during the Reporting Period unless the following are filed with the SEC through EDGAR and are available to the public through the EDGAR system, within one (1) Business Day after the filing thereof with the SEC, a copy of its Annual Reports on Form 10-K or on Form 10-KSB, as applicable, its Quarterly Reports on Form 10-Q or Form 10-QSB, as applicable, any Current Reports on Form 8-K and any registration statements (other than on Form S-8) or amendments filed pursuant to the 1933 Act.

         (e) Listing. The Company shall promptly secure the listing of all of the Registrable Securities (as defined in the Registration Rights Agreement) upon the primary national securities exchange and automated quotation system, if any, upon which shares of Common Stock are then listed (subject to official notice of issuance) and shall maintain, so long as any other shares of Common Stock shall be so listed, such listing of all Registrable Securities from time to time issuable under the terms of the Transaction Documents. The Company shall pay all fees and expenses in connection with satisfying its obligations under this Section 5.2(e).

         (f) Fees. The Company shall be responsible for the payment of any placement agent's fees, financial advisory fees, or broker's commissions (other than for Persons engaged by any Buyer) relating to or arising out of the transactions contemplated hereby, including, without limitation, any fees or commissions payable to the Agent. The Company shall pay, and hold each Buyer harmless against, any liability, loss or expense (including, without limitation, reasonable attorney's fees and out-of-pocket expenses) arising in connection with any claim relating to any such payment. Except as otherwise set forth in this Agreement or in the Transaction Documents, each party to this Agreement shall bear its own expenses in connection with the sale of the Securities to the Buyers.

         (g) Pledge of Securities. The Company acknowledges and agrees that the Securities may be pledged by an Investor (as defined in the Registration Rights Agreement) in connection with a bona fide margin agreement or other loan or financing arrangement that is secured by the Securities. The pledge of Securities shall not be deemed to be a transfer, sale or assignment of the Securities hereunder, and each Investor effecting a pledge of Securities shall be required to provide the Company with any notice thereof or otherwise make any delivery to the Company pursuant to this Agreement or any other Transaction Document, including, without limitation, Section 6.2(k) hereof; provided that an Investor and its pledgee shall be required to comply with the provisions of
Section 6.2(k) hereof in order to effect a sale, transfer or assignment of Securities to such pledgee. The Company hereby agrees to execute and deliver such documentation as a pledgee of the Securities may reasonably request in connection with a pledge of the Securities to such pledgee by an Investor.

         (h) Disclosure of Transactions and Other Material Information. On or before 8:30 a.m., New York Time, on the fourth Business Day following the Closing Date, the Company shall file a Current Report on Form 8-K describing the terms of the transactions contemplated by the Transaction Documents in the form required by the 1934 Act, and attaching the material Transaction Documents (including, without limitation, this Agreement, the form of each of the Warrants, and the Registration Rights Agreement) as exhibits to such filing (including all attachments, the "8-K Filing"). From and after the filing of the 8-K Filing with the SEC, no Buyer shall be in possession of any material, nonpublic information received from the Company, any of its Subsidiaries or any of its respective officers, directors, employees or agents.

         (i) Reservation of Shares. The Company shall take all action necessary to at all times have authorized, and reserved for the purpose of issuance, the number of Common Shares issuable upon exercise of the Warrants.

         (k) Conduct of Business. The business of the Company and its Subsidiaries shall not be conducted in violation of any law, ordinance or regulation of any governmental entity, except where such violations would not result, either individually or in the aggregate, in a Material Adverse Effect.

          ARTICLE 6 - ACKNOWLEDGEMENTS, COVENANTS, REPRESENTATIONS AND
                            WARRANTIES OF THE BUYER

6.1      Acknowledgements, Representations, Warranties and Covenants of the
         Buyer

         The Buyer, on its own behalf and, if applicable, on behalf of others for whom it is acting hereunder, hereby represents and warrants to, and covenants with, the Company as follows and acknowledges that the Company and the Agent are relying on such representations and warranties in connection with the transactions contemplated herein:

         (a) The Buyer and each beneficial person for whom it is acting is a resident in the jurisdiction set out on the face page of this Subscription Agreement. Such address was not created and is not used solely for the purpose of acquiring the Units.

         (b) The Buyer has properly completed, executed and delivered to the Company within applicable time periods the applicable certificate(s) (dated as of the date hereof) set forth in Exhibit "A" or "B" and the information contained therein is true and correct.

         (c) The representations, warranties and covenants contained in the applicable Schedules will be true and correct both as of the date of execution of this Subscription Agreement and as of the Closing Time.

         (d) The Buyer or any person for whom it is acting is neither a U.S. Person nor subscribing for the Units for the account of a U.S. Person or for resale in the United States and the Buyer confirms that the Units have not been offered to the Buyer in the United States and that this Subscription Agreement has not been signed in the United States.

         (e) Neither the Buyer nor any person for whom it is acting will offer, sell or otherwise dispose of the Common Shares, Warrants or Warrant Shares in the United States or to a U.S. Person unless the Company has consented to such offer, sale or distribution and such offer, sale or disposition is made in accordance with an exemption from the registration requirements under the 1933 Act and the securities laws of all applicable states of the United States or the U.S. Securities and Exchange Commission has declared effective a registration statement in respect of such securities.

         (f) If the Buyer, or any beneficial person for whom it is acting, is not a person resident in Canada, the subscription for the Units by the Buyer, or such beneficial purchaser, does not contravene any of the applicable securities legislation in the jurisdiction in which the Buyer or such beneficial person resides and does not give rise to any obligation of the Company or the Agent to prepare and file a prospectus or similar document or to register the Units or to be registered with or to file any report or notice with any governmental or regulatory authority.

         (g) The execution and delivery of this Subscription Agreement, the performance and compliance with the terms hereof, the subscription for the Units and the completion of the transactions described herein by the Buyer will not result in any material breach of, or be in conflict with or constitute a material default under, or create a state of facts which, after notice or lapse of time, or both, would constitute a material default under any term or provision of the constating documents, by-laws or resolutions of the Buyer, the Securities Laws or any other laws applicable to the Buyer, any agreement to which the Buyer is a party, or any judgment, decree, order, statute, rule or regulation applicable to the Buyer.

         (h) The Buyer is subscribing for the Units as principal for its own account and not for the benefit of any other person (within the meaning of applicable Securities Laws) and not with a view to resale or distribution of all or any of the Units or if it is not subscribing as principal, it acknowledges that the Company may be required by law to disclose to certain regulatory authorities the identity of each beneficial Buyer for the Units for whom it is acting.

         (i) In the case of a subscription for the Units by the Buyer acting as trustee or agent (including, for greater certainty, a portfolio manager or comparable adviser) for a principal, the Buyer is duly authorized to execute and deliver this Subscription Agreement and all other necessary documentation in connection with such subscription on behalf of each such beneficial person, each of whom is subscribing as principal for its own account, not for the benefit of any other person and not with a view to the resale or distribution of the Common Shares and Warrants, and this Subscription Agreement has been duly authorized, executed and delivered by or on behalf of and constitutes a legal, valid and binding agreement of, such principal, and the Buyer acknowledges that the Company and/or the Agent may be required by law to disclose the identity of each beneficial Buyer for whom the Buyer is acting.

         (j) In the case of a subscription for the Units by the Buyer acting as principal, this Subscription Agreement has been duly authorized, executed and delivered by, and constitutes a legal, valid and binding agreement of, the Buyer. This Subscription Agreement is enforceable in accordance with its terms against the Buyer and any beneficial purchasers on whose behalf the Buyer is acting.

         (k) If the Buyer, or (if applicable) any beneficial purchaser for whom the Buyer is contacting hereunder, is:

                  (i) a corporation, the Buyer is duly incorporated and is validly subsisting under the laws of its jurisdiction of incorporation and has all requisite legal and corporate power and authority to execute and deliver this Subscription Agreement, to subscribe for the Units as contemplated herein and to carry out and perform its obligations under the terms of this Subscription Agreement;

                  (ii) a partnership, syndicate or other form of unincorporated organization, the Buyer has the necessary legal capacity and authority to execute and deliver this Subscription Agreement and to observe and perform its covenants and obligations hereunder and has obtained all necessary approvals in respect thereof; or

                  (iii) an individual, the Buyer is of the full age of majority and is legally competent to execute this Subscription Agreement and to observe and perform his or her covenants and obligations hereunder.

         (l) Other than the Agent, there is no person acting or purporting to act in connection with the transactions contemplated herein who is entitled to any brokerage or finder's fee. If any person establishes a claim that any fee or other compensation is payable in connection with this subscription for the Units, the Buyer covenants to indemnify and hold harmless the Company and the Agent with respect thereto and with respect to all costs reasonably incurred in the defence thereof.

         (m) The Buyer is not, with respect to the Company or any of its affiliates, a Control Person.

         (n) If required by applicable Securities Laws or the Company, the Buyer will execute, deliver and file or assist the Company in filing such reports, undertakings and other documents with respect to the issue of the Common Shares, Warrants or the Warrant Shares as may be required by any securities commission, stock exchange or other regulatory authority.

         (o) In addition to compliance with the restrictions on resale under applicable Securities Laws to which the Common Shares, Warrants and Warrant Shares may be subject, if the Buyer is a resident of either Ontario at the time of such initial trade, the Buyer is required to file with the Ontario Securities Commission within 10 days of the initial trade (other than a trade otherwise exempted from the prospectus requirements) in any of the Common Shares, Warrants or Warrant Shares, a report in Form 45-501F2, along with the applicable fee.

         (p) The Buyer, and each beneficial person for whom it is contracting hereunder, have been advised to consult its own legal advisors with respect to trading in the Common Shares, Warrants, and the Warrant Shares and with respect to the resale restrictions imposed by the Securities Laws of the province in which the Buyer resides and the Buyer is solely responsible (and neither the Company nor the Agent are in any way responsible) for compliance with applicable resale restrictions and the Buyer is aware that it (or beneficial persons for whom it is contracting hereunder) may not be able to resell such securities except in accordance with limited exemptions under the Securities Laws and other applicable securities laws.

         (q) The Buyer has not received or been provided with a prospectus, offering memorandum, within the meaning of the Securities Laws, or any sales or advertising literature in connection with the Offering and the Buyer's decision to subscribe for the Units was not based upon, and the Buyer has not relied upon, any verbal or written representations as to fact made by or on behalf of the Company or the Agent. The Buyer's decision to subscribe for the Units was based solely upon the information about the Company which is publicly available (any such information having been obtained by the Buyer without independent investigation or verification by the Agent).

         (r) The Buyer is not purchasing Units with knowledge of material information concerning the Company which has not been generally disclosed.

         (s)      No person has made any written or oral representations:

                  (i) that any person will resell or repurchase the Common Shares, Warrants, or Warrant Shares;

                  (ii)     that any person will refund the Purchase Price; or

                  (iii) as to the future price or value of the Common Shares, the Warrants or the Warrant Shares.

         (t) The subscription for the Units has not been made through or as a result of, and the distribution of the Common Shares and Warrants is not being accompanied by any advertisement, including without limitation in printed public media, radio, television or telecommunications, including electronic display, or as part of a general solicitation.

         (u) There are risks associated with the purchase of and investment in the Common Shares, Warrants, and the Warrant Shares and the Buyer, and each beneficial person for whom it is contracting hereunder, is knowledgeable, sophisticated and experienced in business and financial matters and is capable of evaluating the merits and risks of an investment in the Common Shares, Warrants, and the Warrant Shares, fully understands the restrictions on resale of the Common Shares, Warrants, and the Warrant Shares and is able to bear the economic risk of an investment in the Common Shares and Warrants.

6.2      Acknowledgments of the Buyer

         The Buyer, on its own behalf and, if applicable, on behalf of others for whom it is acting hereunder, acknowledges and agrees as follows:

         (a) No securities commission, agency, governmental authority, regulatory body, stock exchange or other regulatory body has reviewed or passed on the merits of the Common Shares, the Warrants or the Warrant Shares.

         (b) The Common Shares and Warrants shall be, and the Warrant Shares may be subject to statutory resale restrictions under the Securities Laws of the province in which the Buyer resides and under other applicable securities laws, and the Buyer covenants that it will not resell the Common Shares, Warrants or Warrant Shares except in compliance with such laws and the Buyer acknowledges that it is solely responsible (and neither the Company nor the Agent is in any way responsible) for such compliance.

         (c) The Buyer's ability to transfer the Common Shares, Warrants and Warrant Shares is limited by, among other things, applicable Securities Laws and by the provisions of the Warrant Certificate.

         (d) The certificates representing the Common Shares and Warrants will bear, as of the Closing Date, legends substantially in the following form and with the necessary information inserted:

                           UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THIS SECURITY SHALL NOT TRADE THE SECURITY BEFORE THE DATE THAT IS 4 MONTHS AND A DAY AFTER THE LATER OF (I) OCTOBER 6, 2004, AND (II) THE DATE THE ISSUER BECAME A REPORTING ISSUER IN ANY PROVINCE OR TERRITORY.

         (e) In the event that holders of Warrants exercise the Warrants prior to the expiry of the hold periods applicable to the Warrants, the Warrant Shares will bear legends substantially in the following form and with the necessary information inserted:

                           UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THIS SECURITY SHALL NOT TRADE THE SECURITY BEFORE THE DATE THAT IS 4 MONTHS AND A DAY AFTER THE LATER OF (I) OCTOBER 6, 2004, AND (II) THE DATE THE ISSUER BECAME A REPORTING ISSUER IN ANY PROVINCE OR TERRITORY.

                  In addition, the Common Shares and Warrants (and Warrant Shares, if applicable) will also bear a legend substantially in the following form:

                           NEITHER THE ISSUANCE AND SALE OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE NOR THE SECURITIES INTO WHICH THESE SECURITIES ARE EXERCISABLE HAVE BEEN] [THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN] REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF
                           (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS, OR (B) AN OPINION OF COUNSEL, IN A GENERALLY ACCEPTABLE FORM, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR APPLICABLE STATE SECURITIES LAWS OR (II) UNLESS SOLD PURSUANT TO RULE 144 UNDER SAID ACT. NOTWITHSTANDING THE FOREGOING, THE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY THE SECURITIES.

                  The legend set forth above shall be removed and the Company shall issue a certificate without such legend to the holder of the Securities upon which it is stamped, if, unless otherwise required by state securities laws, (i) such Securities are registered for resale under the 1933 Act, (ii) in connection with a sale, assignment or other transfer, such holder provides the Company with an opinion of counsel, in a generally acceptable form, to the effect that such sale, assignment or transfer of the Securities may be made without registration under the applicable requirements of the 1933 Act, or (iii) such holder provides the Company with reasonable assurance that the Securities can be sold, assigned or transferred pursuant to Rule 144.

         (f) The Agent and/or its directors, officers, employees, agents and representatives assume no responsibility or liability of any nature whatsoever for the accuracy or adequacy of any such publicly available information concerning the Company or as to whether all information concerning the Company that is required to be disclosed or filed by the Company under the Securities Laws has been so disclosed or filed.

         (g) The Buyer, and each beneficial person for whom it is contracting hereunder, shall execute, deliver, file and otherwise assist the Company and the Agent with filing all documentation required by the applicable Securities Laws to permit the subscription for the Units and the issuance of the Common Shares, Warrants and the Warrant Shares.

         (h) The Company is relying on the representations, warranties and covenants contained herein and in the applicable Schedules attached hereto to determine the Buyer's eligibility to subscribe for Units under applicable Securities Laws and the Buyer agrees to indemnify the Company, the Agent and each of its directors and officers against all losses, claims, costs, expenses, damages or liabilities which any of it may suffer or incur as a result of or arising from reliance thereon. The Buyer undertakes to immediately notify the Company of any change in any statement or other information relating to the Buyer set forth in such applicable Schedules which takes place prior to the Closing Time.

         (i) The Company is relying on an exemption from the requirement to provide the Buyer with a prospectus under the Securities Laws and, as a consequence of acquiring the Common Shares and Warrants pursuant to such exemption, certain protections, rights and remedies provided by the Securities Laws, including statutory rights of rescission or damages, will not be available to the Buyer.

         (j) The Common Shares, Warrants, and the Warrant Shares are being offered pursuant to an exemption from the registration requirements of the 1933 Act pursuant to Regulation S promulgated thereunder. Such Buyer understands that except as provided in the Registration Rights Agreement: (i) the Securities have not been and are not being registered under the 1933 Act or any state securities laws, and may not be offered for sale, sold, assigned or transferred unless (A) subsequently registered thereunder, (B) such Buyer shall have delivered to the Company an opinion of counsel, in a generally acceptable form, to the effect that such Securities to be sold, assigned or transferred may be sold, assigned or transferred pursuant to an exemption from such registration, or (C) such Buyer provides the Company with reasonable assurance that such Securities can be sold, assigned or transferred pursuant to Rule 144 promulgated under the 1933 Act, as amended, (or a successor rule thereto) (collectively, "Rule 144"); (ii) any sale of the Securities made in reliance on Rule 144 may be made only in accordance with the terms of Rule 144 and further, if Rule 144 is not applicable, any resale of the Securities under circumstances in which the seller (or the Person through whom the sale is made) may be deemed to be an underwriter (as that term is defined in the 1933 Act) may require compliance with some other exemption under the 1933 Act or the rules and regulations of the SEC thereunder; and (iii) neither the Company nor any other Person is under any obligation to register the Securities under the

                  1933 Act or any state securities laws or to comply with the terms and conditions of any exemption thereunder.

         (k) The Buyer acknowledges that the Warrants may not be exercised in the United States by or on behalf of a U.S. Person, unless the Common Shares, Warrants and Warrant Shares are registered under the 1933 Act and applicable state securities law or unless such exercise is made in accordance with an exemption from the registration requirements under the 1933 Act and the securities laws of all applicable states of the United States.

         (l) The Buyer, and each beneficial person for whom it is contracting hereunder, is responsible for obtaining such legal and tax advice as it considers appropriate in connection with the execution, delivery and performance of this Subscription Agreement and the transactions contemplated under this Subscription Agreement.

         (m) There is no government or other insurance covering the Common Shares, Warrants, or the Warrant Shares.

         (n) There are risks associated with the purchase of the Common Shares, Warrants, or the Warrant Shares.

         (o) Upon execution and delivery by the Buyer of this Agreement and acceptance by the Company thereof, the Buyer, or others for whom the Buyer is contracting hereunder, shall be deemed to become a party to and be bound by the terms of the Registration Rights Agreement.

6.3      Reliance on Representations, Warranties, Covenants and Acknowledgements

         The Buyer acknowledges and agrees that the representations, warranties, covenants and acknowledgements made by the Buyer in this Subscription Agreement are made with the intention that they may be relied upon by the Company and the Agent in determining the Buyer's eligibility (and, if applicable, the eligibility of others for whom the Buyer is contracting hereunder) to purchase the Units under Securities Laws. The Buyer further agrees that by accepting the Units, the Buyer shall be representing and warranting that such representations, warranties, acknowledgements and covenants are true as at the Closing Time with the same force and effect as if they had been made by the Buyer at the Closing Time and that they shall survive the purchase by the Buyer of the Units and shall continue in full force and effect notwithstanding any subsequent disposition by the Buyer of any of the Units, Common Shares, Warrants or Warrant Shares.

               ARTICLE 7 - REGISTER; TRANSFER AGENT INSTRUCTIONS.

7.1      Register

         The Company shall maintain at its principal executive offices (or such other office or agency of the Company as it may designate by notice to each holder of Units), a register for the Units, in which the Company shall record the name and address of the Person in whose name the Units have been issued (including the name and address of each transferee), the number of Common Shares and Warrants held by such Person and the number of Warrant Shares issuable upon exercise of the Warrants held by such Person. The Company shall keep the register open and available at all times during business hours for inspection of any Buyer or its legal representatives.

7.2      Transfer Agent Instructions

         The Company shall issue irrevocable instructions to its transfer agent, and any subsequent transfer agent, to issue certificates or credit shares to the applicable balance accounts at The Depository Trust Company ("DTC"), registered in the name of each Buyer or its respective nominee(s), for the Warrant Shares in such amounts as specified from time to time by each Buyer to the Company upon exercise of the Warrants (the "Irrevocable Transfer Agent Instructions"). The Company represents and warrants that no instruction other than the Irrevocable Transfer Agent Instructions referred to in this Section 7.2 and stop transfer instructions to give effect to Section 5.1(h) hereof, will be given by the Company to its transfer agent with respect to the Securities, and that the Securities shall otherwise be freely transferable on the books and records of the Company as and to the extent provided in this Agreement and the other Transaction Documents. If a Buyer effects a sale, assignment or transfer of the Securities in accordance with Section 5.1(g), the Company shall permit the transfer and shall promptly instruct its transfer agent to issue one or more certificates or credit shares to the applicable balance accounts at DTC in such name and in such denominations as specified by such Buyer to effect such sale, transfer or assignment. In the event that such sale, assignment or transfer involves Common Shares or Warrant Shares sold, assigned or transferred pursuant to an effective registration statement or pursuant to Rule 144, the transfer agent shall issue such shares to the Buyer, assignee or transferee, as the case may be, without any restrictive legend. The Company acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to a Buyer. Accordingly, the Company acknowledges that the remedy at law for a breach of its obligations under this Section 7.2 will be inadequate and agrees, in the event of a breach or threatened breach by the Company of the provisions of this
Section 7.2, that a Buyer shall be entitled, in addition to all other available remedies, to an order and/or injunction restraining any breach and requiring immediate issuance and transfer, without the necessity of showing economic loss and without any bond or other security being required.

       ARTICLE 8 - SURVIVAL OF REPRESENTATIONS, WARRANTIES AND COVENANTS

8.1      Survival of Representations, Warranties and Covenants of the Company

         The representations, warranties and covenants of the Company contained in this Subscription Agreement shall survive the Closing and, notwithstanding such Closing or any investigation made by or on behalf of the Buyer with respect thereto, shall continue in full force and effect for the benefit of the Buyer and the Agent.

8.2      Survival of Representations, Warranties and Covenants of the Buyer

         The representations, warranties and covenants of the Buyer contained in this Subscription Agreement shall survive the Closing and, notwithstanding such Closing or any investigation made by or on behalf of the Company or the Agent with respect thereto, shall continue in full force and effect for the benefit of the Company and the Agent.

                       ARTICLE 9 - CONDITIONS OF CLOSING

9.1      Conditions ot the Company's Obligation to Sell.

         The obligation of the Company hereunder to issue and sell the Units to each Buyer at the Closing is subject to the satisfaction, at or before the Closing Date, of each of the following conditions, provided that these conditions are for the Company's sole benefit and may be waived by the Company at any time in its sole discretion by providing each Buyer with prior written notice thereof:

         (i) Such Buyer shall have executed each of the Transaction Documents to which it is a party and delivered the same to the Company.

         (ii) Such Buyer and each other Buyer shall have delivered to the Company the Purchase Price for the Units being purchased by such Buyer and each other Buyer at the Closing by wire transfer of immediately available funds pursuant to the wire instructions provided by the Company.

         (iii) The representations and warranties of such Buyer shall be true and correct in all material respects as of the date when made and as of the Closing Date as though made at that time (except for representations and warranties that speak as of a specific date), and such Buyer shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by such Buyer at or prior to the Closing Date.

9.2      Conditions to the Buyer's Obligation to Purchase

         The obligation of each Buyer hereunder to purchase the Units at the Closing is subject to the satisfaction, at or before the Closing Date, of each of the following conditions, provided that these conditions are for each Buyer's sole benefit and may be waived by such Buyer at any time in its sole discretion by providing the Company with prior written notice thereof:

         (i)      The Company shall have executed and delivered to such Buyer
                  (i) each of the Transaction Documents and (ii) the Warrants (in such principal amounts as such Buyer shall request) being purchased by such Buyer at the Closing pursuant to this Agreement.

         (ii) The Company shall have delivered to such Buyer a copy of the Irrevocable Transfer Agent Instructions, in the form of Exhibit "E" attached hereto, which instructions shall have been delivered to and acknowledged in writing by the Company's transfer agent; provided however, that the Company shall deliver to each Buyer the original of such Certificates representing the Common Shares purchased by such Buyer within four (4) business days following the Closing Date.

         (iii) Such Buyer shall have received the opinion of Brown Rudnick Berlack Israels LLP, the Company's outside counsel, dated as of the Closing Date, in substantially the form of Exhibit "F" attached hereto.

         (iv) The Company shall have delivered to such Buyer a certificate evidencing the incorporation and good standing of the Company and each of its U.S. Subsidiaries in such corporation's state of incorporation issued by the Secretary of State of such state of incorporation, as of a date within 10 days of the Closing Date.

         (v) The Company shall have delivered to such Buyer a certificate evidencing the Company's qualification as a foreign corporation and good standing issued by the Secretary of State of the State of Texas, as of a date within 10 days of the Closing Date.

         (vi) The Company shall have delivered to such Buyer a copy of the Articles of Incorporation as certified by the Secretary of State of the State of Florida within 10 days of the Closing Date.

         (vii) The Company shall have delivered to such Buyer a certificate, executed by the Secretary of the Company and dated as of the Closing Date, as to (i) the resolutions consistent with
                  Section 5.1(b) as adopted by the Company's Board of Directors in a form reasonably acceptable to such Buyer (the "Resolutions"), (ii) the Articles of Incorporation and (iii) the Bylaws, each as in effect at the Closing.

         (viii) The representations and warranties of the Company shall be true and correct in all material respects as of the date when made and as of the Closing Date as though made at that time (except for representations and warranties that speak as of a specific date) and the Company shall have performed, satisfied and complied in all respects with the covenants, agreements and conditions required by the Transaction Documents to be performed, satisfied or complied with by the Company at or prior to the Closing Date. Such Buyer shall have received a certificate, executed by the Chief Executive Officer of the Company, dated as of the Closing Date, to the foregoing effect and as to such other matters as may be reasonably requested by such Buyer.

         (ix) The Company shall have obtained all governmental, regulatory or third party consents and approvals, if any, necessary for the sale of the Units.

                            ARTICLE 10 - TERMINATION

10.1 In the event that the Closing shall not have occurred with respect to a Buyer on or before five (5) Business Days from the date hereof due to the Company's or such Buyer's failure to satisfy the conditions set forth in Article 9 above (and the nonbreaching party's failure to waive such unsatisfied condition(s)), the nonbreaching party shall have the option to terminate this Agreement with respect to such breaching party at the close of business on such date without liability of any party to any other party; provided, however, this if this Agreement is terminated pursuant to this Section 10.1, the Company shall remain obligated to reimburse the non-breaching Buyers for the expenses described in Section 5.2(f) above.

                             ARTICLE 11 - INDEMNITY

11.1 In consideration of each Buyer's execution and delivery of the Transaction Documents and acquiring the Securities thereunder and in addition to all of the Company's other obligations under the Transaction Documents, the Company shall defend, protect, indemnify and hold harmless each Buyer and each other holder of the Securities and all of their stockholders, partners, members, officers, directors, employees and direct or indirect investors and any of the foregoing Persons' agents or other representatives (including, without limitation, those retained in connection with the transactions contemplated by this Agreement) (collectively, the "Indemnitees") from and against any and all actions, causes of action, suits, claims, losses, costs, penalties, fees, liabilities and damages, and out-of-pocket expenses in connection therewith (irrespective of whether any such Indemnitee is a party to the action for which indemnification hereunder is sought), and including reasonable attorneys' fees and disbursements (the "Indemnified Liabilities"), incurred by any Indemnitee as a result of, or arising out of, or relating to (a) any material misrepresentation or material breach of any representation or warranty made by the Company in the Transaction Documents or any other certificate, instrument or document contemplated hereby or thereby, (b) any material breach of any covenant, agreement or obligation of the Company contained in the Transaction

Documents or any other certificate, instrument or document contemplated hereby or thereby or (c) any cause of action, suit or claim brought or made against such Indemnitee by a third party (including for these purposes a derivative action brought on behalf of the Company) and arising out of or resulting from the execution, delivery, performance or enforcement of the Transaction Documents or any other certificate, instrument or document contemplated hereby or thereby. Except as otherwise set forth herein, the mechanics and procedures with respect to the rights and obligations under this Section 10.1 shall be the same as those set forth in Section 6 of the Registration Rights Agreement.

                           ARTICLE 12 - MISCELLANEOUS

12.1     Further Assurances

         Each of the parties hereto upon the request of each of the other parties hereto, whether before or after the Closing Time, shall do, execute, acknowledge and deliver or cause to be done, executed, acknowledged and delivered all such further acts, deeds, documents, assignments, transfers, conveyances, powers of attorney and assurances as may reasonably be necessary or desirable to complete the transactions contemplated herein.

12.2     Notices

         (a) Any notice, direction or other instrument required or permitted to be given to any party hereto shall be in writing and shall be sufficiently given if delivered personally, or transmitted by facsimile tested prior to transmission to such party, as follows:

                  (i)      in the case of the Company, to:

                           Natural Health Trends Corp.
                           12901 Hutton Drive
                           Dallas, Texas 75234

                           Attention:
                           Tel:        (972) 241 6525
                           Fax:        (972) 243 5430

                           with a copy to :

                           Brown Rudnick Berlack Israels LLP
                           120 West 45th Street
                           New York, New York 10036

                           Attention:  Alan N. Forman, Esq.
                           Tel:        (212) 209-4812
                           Fax:        (212) 704-0196
                           in the case of the Transfer Agent:

                           Continental Stock Transfer and Trust Company
                           17 Battery Place
                           New York, NY 10004

                           Attention:  Roger Bernhammer
                           Tel:        (212) 509-4000
                           Fax:        (212) 516-7616

                  If to the Buyer, to the address as set forth on the first page of this Agreement or to such other address and/or facsimile number and/or to the attention of such other person as the recipient party has specified by written notice gove to each other party five days prior to the effectiveness of such change, with a copy to:

                           Sprott Securities Inc.
                           Suite 2750, South Tower
                           Royal Bank Plaza
                           200 Bay Street
                           Toronto, Ontario M5J 2J2

                           Attention:  Jeff Kennedy
                           Tel:        (416) 943-6401
                           Fax:        (416) 943-6496

         (b) Any such notice, direction or other instrument, if delivered personally, shall be deemed to have been given and received on the day on which it was delivered, provided that if such day is not a Business Day then the notice, direction or other instrument shall be deemed to have been given and received on the first Business Day next following such day and if transmitted by fax, shall be deemed to have been given and received on the day of its transmission, provided that if such day is not a Business Day or if it is transmitted or received after the end of normal business hours then the notice, direction or other instrument shall be deemed to have been given and received on the first Business Day next following the day of such transmission.

         (c) Any party hereto may change its address for service from time to time by notice given to each of the other parties hereto in accordance with the foregoing provisions.

12.3     No Strict Construction

         The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

12.4     Remedies

         Each Buyer and each holder of the Securities shall have all rights and remedies set forth in the Transaction Documents and all rights and remedies which such holders have been granted at any time under any other agreement or contract and all of the rights which such holders have under any law. Any Person having any rights under any provision of this Agreement shall be entitled to enforce such rights specifically (without posting a bond or other security), to recover damages by reason of any breach of any provision of this Agreement and to exercise all other rights granted by law. Furthermore, the Company recognizes that in the event that it fails to perform, observe, or discharge any or all of its obligations under the Transaction Documents, any remedy at law may prove to be inadequate relief to the Buyers. The Company therefore agrees that the Buyers shall be entitled to seek temporary and permanent injunctive relief in any such case without the necessity of proving actual damages and without posting a bond or other security.

12.5     Independent Nature of Buyers' Obligations and Rights

         The obligations of each Buyer under any Transaction Document are several and not joint with the obligations of any other Buyer, and no Buyer shall be responsible in any way for the performance of the obligations of any other Buyer under any Transaction Document. Nothing contained herein or in any other Transaction Document, and no action taken by any Buyer pursuant hereto or thereto, shall be deemed to constitute the Buyers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Buyers are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by the Transaction Documents. Each Buyer confirms that it has independently participated in the negotiation of the transaction contemplated hereby with the advice of its own counsel and advisors. Each Buyer shall be entitled to independently protect and enforce its rights, including, without limitations, the rights arising out of this Agreement or out of any other Transaction Documents, and it shall not be necessary for any other Buyer to be joined as an additional party in any proceeding for such purpose.

12.6     Time of the Essence

         Time shall be of the essence of this Subscription Agreement and every part hereof.

12.7     Costs and Expenses

         All costs and expenses (including, without limitation, the fees and disbursements of legal counsel) incurred in connection with this Subscription Agreement and the transactions herein contemplated shall be paid and borne by the party incurring such costs and expenses.

12.8     Applicable Law

         All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by the internal laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of New York. Each party hereby irrevocably submits to the non-exclusive jurisdiction of the state and federal courts sitting in The City of New York, Borough of Manhattan, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION WITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.

12.9     Counterparts

         This Subscription Agreement may be executed in two or more counterparts, each of which shall be deemed to be an original and all of which together shall constitute one and the same Subscription Agreement. Counterparts may be delivered either in original or faxed form and the parties adopt any signature received by a receiving fax machine as original signatures of the parties.

12.10    Assignment

         This Subscription Agreement may not be assigned by either party except with the prior written consent of the other party hereto.

12.11    Enurement

         This Subscription Agreement shall enure to the benefit of and be binding upon the parties hereto and its respective heirs, executors, successors (including any successor by reason of the amalgamation or merger of any party), administrators and permitted assigns.

12.12    Language

         Each of the Company and the Buyer hereby acknowledges that it has consented and requested that all documents evidencing or relating in any way to the Units and this Subscription Agreement be drawn up in the English language only. Nous sousignes reconnaissons par les presentes avoir consenti et demande que tous les documents faisant foi ou se rapportant de quelque maniere aux unites et a la presente convention de souscription soient rediges en anglais seulement.

         The Company hereby accepts the subscription for Units as set forth on the face page of this Subscription Agreement on the terms and conditions contained in the Subscription Agreement (including all applicable schedules) this 6 day of October, 2004.


                                       NATURAL HEALTH TRENDS CORP.


                                       Per: /s/ MARK D. WOODBURN
                                            ------------------------------------
                                            Name:   Mark D. Woodburn
                                            Title:  President

                                  SCHEDULE "A"

                       CERTIFICATE OF ACCREDITED INVESTOR
                                    (Ontario)

TO:      Natural Health Trends Corp.

AND TO:  Sprott Securities Inc.


         The Buyer is a resident of or otherwise subject to the securities legislation of the Province of Ontario and is an "accredited investor", as such term is defined in Ontario Securities Commission Rule 45-501 ("Rule 45-501"), because, at the Closing Time, the Buyer falls within one or more of the following categories:

Note: Please check one or more boxes, as applicable.

[ ]      (a)      a bank listed in Schedule I or II of the Bank Act (Canada), or an authorized foreign bank listed in Schedule III of that Act;

[ ]      (b)      the Business Development Bank incorporated under the Business
                  Development Bank Act (Canada);

[ ]      (c)      a loan corporation or trust corporation registered under the
                  Loan and Trust Companys Act (Ontario) or under the Trust and
                  Loan Companies Act (Canada), or under comparable legislation in any other jurisdiction;

[ ]      (d)      a co-operative credit society, credit union central,
                  federation of caisses populaires, credit union or league, or regional caisse populaire, or an association under the Cooperative Credit Associations Act (Canada), in each case, located in Canada;

[ ]      (e)      a company licensed to do business as an insurance company in any province or territory of Canada;

[ ]      (f)      a subsidiary of any company referred to in paragraph (a), (b),
                  (c), (d) or (e), where the company owns all of the voting shares of the subsidiary;

[ ]      (g)      a person or company registered under the Securities Act
                  (Ontario) or securities legislation in another province or territory of Canada as an adviser or dealer, other than a limited market dealer;

[ ]      (h)      the government of Canada or of any province or territory of
                  Canada, or any Crown corporation, instrumentality or agency of a Canadian federal, provincial or territorial government;

[ ]      (i)      any Canadian municipality or any Canadian provincial or
                  territorial capital city;

[ ]      (j)      any national, federal, state, provincial, territorial or
                  municipal government of or in any country, or political subdivision of a country, other than Canada, or any instrumentality or agency thereof;

[ ]      (k)      a pension fund that is regulated by either the Office of the
                  Superintendent of Financial Institutions (Canada) or a provincial pension commission or similar regulatory authority;

[ ]      (l)      a registered charity under the Income Tax Act (Canada);

[ ]      (m)      an individual who beneficially owns, or who together with a spouse beneficially own, financial assets having an aggregate realizable value that, before taxes but net of any related liabilities (as defined below), exceeds $1,000,000;

[ ]      (n)      an individual whose net income before taxes exceeded $200,000 in each of the two most recent years or whose net income before taxes combined with that of a spouse exceeded $300,000 in each of those years and who, in either case, has a reasonable expectation of exceeding the same net income level in the current year;

[ ]      (o)      an individual who has been granted registration under the
                  Securities Act (Ontario) or securities legislation in another province or territory of Canada as a representative of a person or company referred to in paragraph (g), whether or not the individual's registration is still in effect;

[ ]      (p)      a promoter of the issuer or an affiliated entity of a promoter of the issuer;

[ ]      (q)      a spouse, parent, grandparent or child of an officer, director or promoter of the issuer;

[ ]      (r)      a person or company that, in relation to the issuer, is an affiliated entity or a person or company referred to in clause
                  (c) of the definition of distribution in subsection 1(1) of the Securities Act (Ontario);

[ ]      (s)      an issuer that is acquiring securities of its own issue;

[ ]      (t)      a company, limited partnership, limited liability partnership, trust or estate, other than a mutual fund or non-redeemable investment fund, that had net assets of at least $5,000,000 as reflected in its most recently prepared financial statements;

[ ]      (u)      a person or company that is recognized by the Ontario
                  Securities Commission as an accredited investor;

[ ]      (v)      a mutual fund or non-redeemable investment fund that, in
                  Ontario, distributes its securities only to persons or companies that are accredited investors;

[ ]      (w)      a mutual fund or non-redeemable investment fund that, in
                  Ontario, distributes its securities under a prospectus for which a receipt has been granted by the Director;

[ ]      (x)      a managed account if it is acquiring a security that is not a security of a mutual fund or non-redeemable investment fund;

[ ]      (y)      an account that is fully managed by a trust corporation
                  registered under the Loan and Trust Companys Act (Ontario);

[ ]      (z)      an entity organized outside of Canada that is analogous to any of the entities referred to in paragraphs (a) through (g) and paragraph (k) in form and function; and

[ ]      (aa)     a person or company in respect of which all of the owners of interests, direct or indirect, legal or beneficial, are persons or companies that are accredited investors.

         For the purposes hereof, the following definitions are included for convenience:

"company" means any corporation, incorporated association, incorporated syndicate or other incorporated organization;

"entity" means a company, syndicate, partnership, trust or unincorporated organization;

"financial assets" means cash, securities, or any contract of insurance or deposit or evidence thereof that is not a security for the purposes of the Securities Act (Ontario);

"managed account" means an investment portfolio account of a client established in writing with a portfolio adviser who makes investment decisions for the account and has full discretion to trade in securities of the account without requiring the client's express consent to a transaction;

"mutual fund" includes an issuer of securities that entitle the holder to receive on demand, or within a specified period after demand, an amount computed by reference to the value of a proportionate interest in the whole or in a part of the net assets, including a separate fund or trust account, of the issuer of the securities;

"non-redeemable investment fund" means an issuer:

         (a) whose primary purpose is to invest money provided by its security holders;

         (b) that does not invest for the purpose of exercising effective control, seeking to exercise effective control, or being actively involved in the management of the issuers in which it invests, other than other mutual funds or non-redeemable investment funds; and

         (c)      that is not a mutual fund;

"person" means an individual, partnership, unincorporated association, unincorporated syndicate, unincorporated organization, trust, trustee, executor, administrator, or other legal representative;

"portfolio adviser" means:

         (a)      a portfolio manager; or

         (b) a broker or investment dealer exempted from registration as an adviser under subsection 148(1) of the regulation made under the Securities Act (Ontario) if that broker or investment dealer is not exempt from the by-laws or regulations of The Toronto Stock Exchange or the Investment Dealers' Association of Canada referred to in that subsection;

"related liabilities" means liabilities incurred or assumed for the purpose of financing the acquisition or ownership of financial assets and liabilities that are secured by financial assets; and

"spouse", in relation to an individual, means another individual to whom that individual is married, or another individual of the opposite sex or the same sex with whom that individual is living in a conjugal relationship outside marriage.

         In Rule 45-501, a person or company is considered to be an affiliated entity of another person or company if one is a subsidiary entity of the other, or if both are subsidiary entities of the same person or company, or if each of it is controlled by the same person or company.

         In Rule 45-501, a person or company is considered to be controlled by a person or company if:

         (a)      in the case of a person or company,

                  (i) voting securities of the first-mentioned person or company carrying more than 50 percent of the votes for the election of directors are held, otherwise than by way of security only, by or for the benefit of the other person or company, and

                  (ii) the votes carried by the securities are entitled, if exercised, to elect a majority of the directors of the first-mentioned person or company;

         (b) in the case of a partnership that does not have directors, other than a limited partnership, the second-mentioned person or company holds more than 50 percent of the interests in the partnership; or

         (c) in the case of a limited partnership, the general partner is the second-mentioned person or company.

         In Rule 45-501, a person or company is considered to be a subsidiary entity of another person or company if:

         (a)      it is controlled by,

                  (i)      that other,

                  (ii) that other and one or more persons or companies each of which is controlled by that other, or

                  (iii) two or more persons or companies, each of which is controlled by that other; or

         (b) it is a subsidiary entity of a person or company that is the other's subsidiary entity.

The foregoing representations indicated in this certificate are true an accurate as of the date of this certificate and will be true and accurate as of the Closing Time. If any such representations shall not be true and accurate prior to the Closing Time, the undersigned shall give immediate written notice of such fact to the Company.


Dated:____________________________     Signed:_________________________________

__________________________________     ________________________________________
Witness (If Purchaser is an            Print the name of Purchaser
Individual)

__________________________________     ________________________________________
Print Name of Witness                  If Purchaser is a Company,
                                       print name and title of
                                       Authorized Signing Officer

                                  SCHEDULE "B"

                      CERTIFICATE OF AN ELIGIBLE PURCHASER

The undersigned (the "Buyer") hereby represents, warrants and covenants to Natural Health Trends Corp. (the "Company") that the Buyer is resident in the Province of Quebec, is subscribing for the securities of the Company as principal or as agent for a disclosed principal and is an eligible purchaser by virtue of satisfying one of the eligibility criteria set out below (Please check one or more, as applicable).

Minimum Purchase Price Exemption:

[ ]      (a)      The aggregate acquisition cost (each of the below amounts
                  being the "Minimum Purchase Price in the Province") to the Buyer, and if applicable to each beneficial person for whom it is acting, for the securities is not less than $150,000 and:

                  (A) if the Buyer is a corporation, it was not incorporated solely and has not been used primarily to permit the purchase of securities without a prospectus or, if incorporated or used primarily for such a purpose, each shareholder of the corporation is an individual who has contributed at least the Minimum Purchase Price in the Province to the corporation for the purpose of investment by the corporation in the securities and all such contributions have been invested in the securities by the corporation; or

                  (B) if the Buyer is not a corporation or an individual but is a syndicate, partnership, trust or other form of unincorporated organization, it has not been created solely or used primarily to permit the purchase of securities without a prospectus or, if the purchaser is a syndicate, partnership, trust or other form of unincorporated organization created or used primarily for such purpose, each member of the syndicate, partnership, trust or other form of unincorporated organization is an individual whose individual share of the aggregate acquisition cost for the securities is not less than the Minimum Purchase Price.

Portfolio Manager/Managed Account Exemption:

[ ]      (b)      If the Buyer is acting as trustee, agent or adviser purchasing for fully managed accounts that are resident in or otherwise subject to the Securities Laws of the Province of Quebec, then the Buyer is a trust company licensed under the Act respecting trust companies and savings companies (Quebec), an insurance company holding a license under the Act respecting insurance
                  (Quebec) or a dealer or adviser registered in conformity with section 148 of the Securities Act (Quebec) and is purchasing the securities for the portfolio of a third person managed solely by the Buyer.

Exempt Purchaser Designation:

Other Eligible Purchaser Exemptions:

[ ]      (d)      A bank or an authorized foreign bank listed in Schedule I, II or III to the Bank Act (Canada);

[ ]      (e)      The Business Development Bank of Canada continued under the
                  Business Development Bank Act (Canada);

[ ]      (f)      A subsidiary of one of the entities referred to in paragraphs
                  (d), or (e), above where the bank, or the Business Development
                  Bank of Canada, as the case may be, beneficially owns all of the voting securities of that subsidiary (other than for a Buyer in the Province of New Brunswick or Manitoba);

[ ]      (g)      The Government of Canada or the government of any province or territory of Canada;

[ ]      (h)      For a Buyer resident in or otherwise subject to the Securities
                  Laws in the Province of Quebec, a public agency or body established pursuant to an Act of the Government of Canada or of the government of a Canadian province;

[ ]      (i)      If the Buyer, or any person for whom it is acting is a
                  resident of or is otherwise subject to the Securities Laws in the province of Quebec, a pension fund with assets of over $100,000,000 and governed by the Supplemental Pension Plans
                  Act (Quebec) or the Pension Benefits Standards Act, 1985
                  (Canada);

[ ]      (j)      If the Buyer, or any person for whom it is acting is a
                  resident of or is otherwise subject to the Securities Laws in the province of Quebec, a company all of the voting securities of which belong to the Gouvernement du Quebec or its departments or agencies that are mandataries of the State, to the Government of Canada or the government of a Canadian province, or to one of its departments or agencies.


The foregoing representations indicated in this certificate are true an accurate as of the date of this certificate and will be true and accurate as of the Closing Time. If any such representations shall not be true and accurate prior to the Closing Time, the undersigned shall give immediate written notice of such fact to the Company.


Dated:____________________________     Signed:_________________________________

__________________________________     ________________________________________
Witness (If Purchaser is an            Print the name of Purchaser
Individual)

__________________________________     ________________________________________
Print Name of Witness                  If Purchaser is a Company,
                                       print name and title of
                                       Authorized Signing Officer

                                   EXHIBIT "C"

                           NATURAL HEALTH TRENDS CORP.
                            Form of Warrant Agreement

                                   EXHIBIT "D"

                          REGISTRATION RIGHTS AGREEMENT

                                   EXHIBIT "E"

                 FORM OF IRREVOCABLE TRANSFER AGENT INSTRUCTIONS

                                   EXHIBIT "F"

                         FORM OF COMPANY COUNSEL OPINION